EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Macatawa Bank Corporation (the “Corporation”), does hereby appoint RONALD L. HAAN and JON W. SWETS, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer of the Corporation, or both, as the case may be, a Form S-3 Registration Statement of the Corporation relating to the resale of shares of Corporation common stock, no par value, and any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: December 19, 2013	/s/ Mark J. Bugge
Mark J. Bugge

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Macatawa Bank Corporation (the “Corporation”), does hereby appoint RONALD L. HAAN and JON W. SWETS, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer of the Corporation, or both, as the case may be, a Form S-3 Registration Statement of the Corporation relating to the resale of shares of Corporation common stock, no par value, and any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: December 19, 2013	/s/ Wayne J. Elhart
Wayne J. Elhart

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Macatawa Bank Corporation (the “Corporation”), does hereby appoint RONALD L. HAAN and JON W. SWETS, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer of the Corporation, or both, as the case may be, a Form S-3 Registration Statement of the Corporation relating to the resale of shares of Corporation common stock, no par value, and any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: December 19, 2013	/s/ Charles A. Geenen
Charles A. Geenen

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Macatawa Bank Corporation (the “Corporation”), does hereby appoint RONALD L. HAAN and JON W. SWETS, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer of the Corporation, or both, as the case may be, a Form S-3 Registration Statement of the Corporation relating to the resale of shares of Corporation common stock, no par value, and any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: December 19, 2013	/s/ Robert L. Herr
Robert L. Herr

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Macatawa Bank Corporation (the “Corporation”), does hereby appoint RONALD L. HAAN and JON W. SWETS, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer of the Corporation, or both, as the case may be, a Form S-3 Registration Statement of the Corporation relating to the resale of shares of Corporation common stock, no par value, and any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: January 9, 2014	/s/ Birgit M. Klohs
Birgit M. Klohs

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Macatawa Bank Corporation (the “Corporation”), does hereby appoint RONALD L. HAAN and JON W. SWETS, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer of the Corporation, or both, as the case may be, a Form S-3 Registration Statement of the Corporation relating to the resale of shares of Corporation common stock, no par value, and any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: December 19, 2013	/s/ Arend D. Lubbers
Arend D. Lubbers

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Macatawa Bank Corporation (the “Corporation”), does hereby appoint RONALD L. HAAN and JON W. SWETS, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer of the Corporation, or both, as the case may be, a Form S-3 Registration Statement of the Corporation relating to the resale of shares of Corporation common stock, no par value, and any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: December 19, 2013	/s/ Douglas B. Padnos
Douglas B. Padnos

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Macatawa Bank Corporation (the “Corporation”), does hereby appoint RONALD L. HAAN and JON W. SWETS, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer of the Corporation, or both, as the case may be, a Form S-3 Registration Statement of the Corporation relating to the resale of shares of Corporation common stock, no par value, and any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: December 19, 2013	/s/ Richard L. Postma
Richard L. Postma

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Macatawa Bank Corporation (the “Corporation”), does hereby appoint RONALD L. HAAN and JON W. SWETS, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer of the Corporation, or both, as the case may be, a Form S-3 Registration Statement of the Corporation relating to the resale of shares of Corporation common stock, no par value, and any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: December 19, 2013	/s/ Thomas P. Rosenbach
Thomas P. Rosenbach

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Macatawa Bank Corporation (the “Corporation”), does hereby appoint RONALD L. HAAN and JON W. SWETS, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer of the Corporation, or both, as the case may be, a Form S-3 Registration Statement of the Corporation relating to the resale of shares of Corporation common stock, no par value, and any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: December 19, 2013	/s/ Thomas J. Wesholski
Thomas J. Wesholski